UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 6, 2006 (June 2, 2006)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Effective June 2, 2006, Chesapeake Energy Corporation (the “Company”) completed an offer to exchange each outstanding share of its 4.125% Cumulative Convertible Preferred Stock, par value $0.01per share, for 63.0444 shares of the Company’s Common Stock, par value $0.01 per share. The Company issued 5,248,126 shares of Common Stock in exchange for 83,245 shares of the 4.125% preferred stock, representing 96.4% or $83.245 million of the aggregate liquidation value of the Company’s 4.125% preferred stock. The transaction closed on June 2, 2006 and the 83,245 shares of preferred stock were retired upon receipt. The issuance of shares of common stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act. The Company announced the results of this exchange offer in a press release dated June 2, 2006. This press release is attached hereto as Exhibit 99.1.

Effective June 2, 2006, the Company also completed an offer to exchange each outstanding share of its 5.00% Cumulative Convertible Preferred Stock (Series 2003), par value $0.01per share, for 6.1847 shares of the Company’s Common Stock, par value $0.01 per share. The Company issued 4,972,786 shares of Common Stock in exchange for 804,048 shares of the 5.00% (2003) preferred stock, representing 95.4% or $80.4 million of the aggregate liquidation value of the Company’s 5.00% (2003) preferred stock. The transaction closed on June 2, 2006 and the 804,048 shares of preferred stock were retired upon receipt. The issuance of shares of common stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act. The Company announced the results of this exchange offer in a press release dated June 2, 2006. This press release is attached hereto as Exhibit 99.2.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation.

Effective June 2, 2006, the Company filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 83,245 shares of its 4.125% Cumulative Convertible Preferred Stock, par value $0.01 per share. Such shares of 4.125% Preferred Stock were acquired by the Company as the result of the exchange offer described under Item 3.02 to exchange its common stock for the 83,245 shares of 4.125% Preferred Stock. The Certificate of Elimination is attached hereto as Exhibit 3.1.1.

Effective June 2, 2006, the Company filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 804,048 shares of its 5.0% Cumulative Convertible Preferred Stock (Series 2003), par value $0.01 per share. Such shares of 5.0% Preferred Stock (2003) were acquired by the Company as the result of the exchange offer described under Item 3.02 to exchange its common stock for the 804,048 shares of 5.0% Preferred Stock (2003). The Certificate of Elimination is attached hereto as Exhibit 3.1.2.

Section 9 – Financial Statements and Exhibits
Item 9.01 Final Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Document Description

3.1.1	Certificate of Elimination dated June 2, 2006- 4.125% Cumulative Convertible Preferred Stock

3.1.2	Certificate of Elimination dated June 2, 2006- 5.0% Cumulative Convertible Preferred Stock (Series 2003)

99.1	Press Release dated June 2, 2006 announcing final results of 4.125% Cumulative Convertible Preferred Stock exchange offer

99.2	Press Release dated June 2, 2006 announcing final results of 5.00% Cumulative Convertible Preferred Stock (Series 2003) exchange offer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ Aubrey K. McClendon
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date:	June 6, 2006

EXHIBIT INDEX
Exhibit No.	Document Description

3.1.1	Certificate of Elimination dated June 2, 2006- 4.125% Cumulative Convertible Preferred Stock

3.1.2	Certificate of Elimination dated June 2, 2006- 5.0% Cumulative Convertible Preferred Stock (Series 2003)

99.1	Press Release dated June 2, 2006 announcing final results of 4.125% Cumulative Convertible Preferred Stock exchange offer

99.2	Press Release dated June 2, 2006 announcing final results of 5.00% Cumulative Convertible Preferred Stock (Series 2003) exchange offer

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